EXHIBIT 10.30

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT (“First Amendment”) to that certain employment agreement entitled Employment Agreement, effective January 1, 2014 between CytRx Corporation, a Delaware corporation (“Employer”) and Benjamin S. Levin, an individual and resident of the State of California (“Employee”) (the “Employment Agreement”), is made and is effective as of March 4, 2014.

WHEREAS, Employer and Employee desire to amend the Employment Agreement under which Employee shall continue to serve on a full-time basis as Employer’s General Counsel, Senior Vice President and Secretary on the terms set forth in the Employment Agreement and this First Amendment.

NOW THEREFORE, upon the above premises, and in consideration of the mutual covenants and agreements herein contained, the parties agree to amend the Employment Agreement as follows:

1. Section 4. Term. The first sentence is amended to read “The term (the “Term”) of Employee’s employment hereunder shall commence on the Effective Date and shall expire on December 31, 2015, unless sooner terminated in accordance with Section 6.”

Upon execution by Employee and Employer, this First Amendment will be made a part of the Employment Agreement and incorporated by reference therein. All other terms and conditions of the Employment Agreement not affected by the terms of this First Amendment shall remain in full force and in the case of conflict between the Employment Agreement and this First Amendment, the terms of this First Amendment shall take precedence.

This First Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, this First Amendment is executed as of the day and year first above written.

“EMPLOYER”

CytRx Corporation, a Delaware Corporation

By: /s/ Steven A. Kriegsman__________________________________
Name: Steven A. Kriegsman
Title: President and Chief Executive Officer

“EMPLOYEE”

By: /s/ Benjamin S. Levin__________________________________
       Benjamin S. Levin